SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 2, 2002

3COM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12867	94-2605794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Bayfront Plaza
Santa Clara, CA
95052
(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (408) 326-5000

(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

On August 2, 2002, 3Com Corporation submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the SEC’s June 27, 2002 Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934.

Item 7.    Financial Statements and Exhibits

(c)           Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Statement Under Oath of Bruce L. Claflin, Principal Executive Officer of 3Com Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Mark Slaven, Principal Financial Officer of 3Com Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: August 1, 2002	By:	/s/ Mark Slaven
Mark Slaven
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Statement Under Oath of Bruce L. Claflin, Principal Executive Officer of 3Com Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Mark Slaven, Principal Financial Officer of 3Com Corporation, Regarding Facts and Circumstances Relating to Exchange Act Filings